NUVEEN WINSLOW LARGE-CAP GROWTH FUND

SUPPLEMENT DATED MARCH 2, 2012

TO THE PROSPECTUS DATED NOVEMBER 30, 2011

In the section “How We Manage Your Money—How We Select Investments,” the second sentence of the third paragraph is deleted in its entirety and replaced with the following:

Winslow Capital will typically sell some or all of a position in a stock when:

•	the fundamental business prospects are deteriorating, altering the basis for investment;
•	a stock becomes fully valued; or
•	a position exceeds the greater of 5% of the fund or a 1% active overweight versus its benchmark.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-WINSLP-0312P